SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2008

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On June 23, 2008, First Financial Northwest, Inc. announced that its Board of Directors had approved the repurchase of up to 914,112 shares of its common stock to fund the Company’s 2008 Equity Incentive Plan.  The Plan was approved by the Company’s shareholders at the reconvened Annual Meeting of Shareholders that was held on June 20, 2008.  A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)         Exhibits

99.1       Press release of First Financial Northwest, Inc. dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: June 23, 2008	By: /s/Victor Karpiak
Victor Karpiak
Chairman, President and Chief
Executive Officer

Exhibit 99.1

**For Immediate Release**	For more information, contact:
Victor Karpiak: (425) 255-4400

FIRST FINANCIAL NORTHWEST, INC. ANNOUNCES
STOCK REPURCHASE PROGRAM

Renton, WA – June 23, 2008 – First Financial Northwest, Inc. (the “Company”) (Nasdaq: FFNW), the parent company of First Savings Bank Northwest (“Bank”), announced today that its Board of Directors has authorized the repurchase of up to 914,112 shares of its common stock.  The shares to be repurchased represent 4% of the Company’s total outstanding shares.  The shares will be used to fund the Company’s 2008 Equity Incentive Plan that was approved by the Company’s shareholders at the reconvened Annual Meeting of Shareholders that was held on June 20, 2008.

The Company may repurchase shares in open market purchases or in privately negotiated transactions as permitted under Securities Exchange Act of 1934 Rule 10b-18.  The extent to which the Company repurchases its shares and the timing of such repurchases will depend upon market conditions and other corporate considerations.  The Company currently has 22,852,800 shares of common stock outstanding.

First Financial Northwest, Inc. is a savings and loan holding company headquartered in Renton, Washington.  It is the parent company of First Savings Bank Northwest; a Washington chartered stock savings bank that was originally organized in 1923. The Company serves the Puget Sound Region of Washington that includes King, Snohomish and Pierce Counties, through its full-service banking office. The Company is part of the America’s Community Bankers NASDAQ Index. For additional information about the Company and the Bank, please visit our website at www.fsbnw.com and click on the “Investor Relations” section.

Forward Looking Statements:
Statements in this report regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and are made pursuant to the safe harbors of the PSLRA.  Actual results could be materially different from those expressed or implied by the forward-looking statements.  Factors that could cause results to differ include but are not limited to, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in First Financial Northwest, Inc.'s recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.